Acquisitions, Goodwill and Other Intangible Assets	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Acquisitions, Goodwill and Other Intangible Assets

NOTE 4 – Acquisitions, Goodwill and Other Intangible Assets

WEBA

On December 27, 2016, the Company entered into a Stock Purchase Agreement (“WEBA SPA”) with WEBA, a privately-owned company that develops, manufactures and markets additive packages for the antifreeze/coolant, gas patch coolants and heat transfer industries. Pursuant to the WEBA SPA, the Company acquired all of the WEBA shares from the WEBA sellers for $150,000 in cash and $2.65 million in 8% Promissory Notes (see Note 8). In addition, the WEBA sellers may be entitled to receive earn-out payments of up to an aggregate of $2,500,000 for calendar years 2017, 2018, and 2019 based upon terms set forth in the WEBA SPA. The Company also issued 5,625,000 shares as repayment of $450,000 of notes payable due to the WEBA sellers. The fair market value of the shares was $0.10 on the date of issuance. Following the WEBA acquisition, WEBA became a wholly owned subsidiary of the Company.

We accounted for the acquisition of WEBA as required under applicable accounting guidance. Tangible assets acquired are recorded at fair value. Identifiable intangible assets that we acquired are recognized separately if they arise from contractual or other legal rights or if they are separable, and are recorded at fair value. Goodwill is recorded as the excess of the consideration transferred over the fair value of the net identifiable assets acquired. The earn-out payments liability was recorded at their estimated fair value of $1,745,023.

Although management estimates that certain of the contingent consideration will be paid, it has applied a discount rate to the contingent consideration amounts in determining fair value to represent the risk of these payments not being made. The total acquisition date fair value of the consideration transferred and to be transferred is estimated at approximately $6.1 million, as follows:

Cash payment to the WEBA Sellers at closing	$150,000
Common Stock issuance to the WEBA Sellers	562,500
Promissory notes to the WEBA Sellers	2,650,000
Contingent cash consideration to the WEBA Sellers	1,745,023
Income tax benefit	1,030,000
Total acquisition date fair value	$6,137,523

Allocation of Consideration Transferred

The identifiable assets acquired and liabilities assumed were recognized and measured as of the acquisition date based on their estimated fair values as of December 27, 2016, the acquisition date. The excess of the acquisition date fair value of consideration transferred over the estimated fair value of the net tangible assets and intangible assets acquired was recorded as goodwill.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date.

Cash	$172,950
Accounts receivable	342,151
Loan receivable from RS&T	500,000
Property and equipment	8,720
Customer list	470,000
Intellectual property	880,000
Trade name	390,000
Non complete agreement	835,000
Total identifiable assets acquired	3,598,821
Accounts payable and accrued expenses	190,527
Total liabilities assumed	190,527
Total identifiable assets less liabilities assumed	3,408,294
Goodwill	2,729,229

Net assets acquired	$6,137,523

The Company is amortizing the intangibles (excluding goodwill) over an estimated useful life of five to ten years. The Company will evaluate the fair value of the earn-out liability on a periodic basis and adjust the balance, with an offsetting adjustment to the income statement, as needed. The acquisition was considered to be significant. The Company has included the financial results of the WEBA acquisition in its consolidated financial statements from the acquisition date and the results from WEBA were not material to the Company’s consolidated financial statements for the year ended December 31, 2016.

Pro Forma Financial Information

The following table presents the Company’s unaudited pro forma results (including WEBA) for the three months ended March 31, 2016 as though the companies had been combined as of the beginning of each of the periods presented. The pro forma information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of each period presented, nor is it indicative of results of operations which may occur in the future. The unaudited pro forma results presented include amortization charges for intangible assets and eliminations of intercompany transactions.

For the
Three Months Ended
March 31, 2016
Total revenues	$1,982,453
Net loss	$(900,173)

The Company did not incur material acquisition expenses related to the WEBA acquisition.

The components of goodwill and other intangible assets related to the WEBS SPA, along with various other business combinations are as follows:

		Gross Balance at		Net Balance at			Net Balance at
	Estimated	December 31,	Accumulated	December 31,		Accumulated	March 31,
	Useful Life	2016	Amortization	2016	Additions	Amortization	2017
Finite live intangible assets:
Customer list and tradename	5 years	$987,500	$(26,296)	$961,204	$—	$(74,754)	$912,746

Non-compete agreements	5 years	1,199,000	(246,000)	953,000	—	(307,000)	892,000

Intellectual property	10 years	880,000	—	880,000	—	(22,000)	858,000

Total intangible assets		$3,066,500	$(272,296)	$2,794,204	$—	$(403,754)	$2,662,746

Goodwill	Indefinite	$3,693,083	$—	$3,693,083	$129,500	$—	$3,822,583

We compute amortization using the straight-line method over the estimated useful lives of the intangible assets. The Company has no indefinite-lived intangible assets other than goodwill.

NOTE 6 – Goodwill and Other Intangible Assets

We account for an acquisition of a business, as defined in ASC Topic 805, as required by an analysis of the inputs, processes and outputs associated with the transactions. Intangible assets that we acquire are recognized separately if they arise from contractual or other legal rights or if they are separable and are recorded at fair value less accumulated amortization. We analyze intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. We review the amortization method and period at least at each balance sheet date. The effects of any revision are recorded to operations when the change arises. We recognize impairment when the estimated undiscounted cash flow generated by those assets is less than the carrying amounts of such assets. The amount of impairment is the excess of the carrying amount over the fair value of such assets. See below for discussion of impairment of intangible assets recorded by the Company during 2015.

Goodwill is recorded as the excess of (i) the consideration transferred, the amount of any non-controlling interest in the acquiree and the acquisition date fair value of any previous equity interest in the acquired over the (ii) fair value of the net identifiable assets acquired. We do not amortize goodwill; however, we annually, or whenever there is an indication that goodwill may be impaired, evaluate qualitative factors to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step quantitative goodwill impairment test. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated as the amount by which the carrying value of the assets exceeds fair value. Any future increases in fair value would not result in an adjustment to the impairment loss that may be recorded in our consolidated financial statements. Our test of goodwill impairment includes assessing qualitative factors and the use of judgment in evaluating economic conditions, industry and market conditions, cost factors, and entity-specific events, as well as overall financial performance. Based on our analysis, no impairment loss of goodwill was recorded in 2016 and 2015 as the carrying amount of the reporting unit’s assets did not exceed the estimated fair value determined.

The components of goodwill and other intangible assets are as follows (See Note 10 for 2016 business combinations):

		Gross Balance at		Net Balance at			Net Balance at
	Estimated	December 31,	Accumulated	December 31,		Accumulated	December 31,
	Useful Life	2015	Amortization	2015	Additions	Amortization	2016
Finite live intangible assets:
Customer list and tradename	5 years	$24,500	$(12,667)	$11,833	$963,000	$(26,296)	$961,204

Non-compete agreements	5 years	332,000	(174,300)	157,700	867,000	(246,000)	953,000

Intellectual property	10 years	-	-	-	880,000	-	880,000

Total intangible assets		$356,500	$(186,967)	$169,533	$2,710,000	$(272,296)	$2,794,204

Goodwill	Indefinite	$835,295	$-	$835,295	$2,857,788	$-	$3,693,083

We compute amortization using the straight-line method over the estimated useful lives of the intangible assets. The Company has no indefinite-lived intangible assets other than goodwill.

During December 2015, the Company ceased operations at its New Jersey facility (see Note 1). In connection with the cessation of operations at the New Jersey facility the Company recorded an impairment to intangible assets of approximately $3.1 million (net of accumulated amortization).

Aggregate amortization expense included in general and administrative expenses for the years ended December 31, 2016 and 2015, totaled $85,329 and $206,936, respectively. The following table represents the total estimated amortization of intangible assets for future years:

For the Year Ending December 31,	Estimated Amortization Expense

2017	525,829
2018	479,875
2019	454,000
2020	454,000
2021	440,500
Thereafter	440,000
$2,794,204